Offerings - Offering: 1	Aug. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 25,030,915.21
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,456.77
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2026, of $26.81. This amount is based upon the offer to purchase up to 933,641 common shares of beneficial interest, par value $0.01 per share, of Silver Point Private Credit Fund. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.